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                                                                    Exhibit 10.1


      AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 27, 2003, by and among:

                  (1) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (the "Borrower"),

                  (2) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation as initial servicer (together with the Borrower, the "Loan Parties"),

                  (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation, WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to Blue Ridge,

                  (4) LA FAYETTE ASSET SECURITIZATION LLC, a Delaware limited liability company (together with its successors, "La Fayette"), and CREDIT LYONNAIS NEW YORK BRANCH, in its capacity as a Liquidity Bank to La Fayette,

                  (5) WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Blue Ridge Group, and CREDIT LYONNAIS NEW YORK BRANCH, in its capacity as agent for the Lafayette Group (in such latter capacity, together with its successors in such latter capacity, the "La Fayette Agent" or a "Co-Agent"), and

                  (6) WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Blue Ridge Group, the Lafayette Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the "Administrative Agent" and together with each of the Co-Agents, the "Agents"), with respect to that certain Amended and Restated Credit and Security Agreement dated as of September 28, 2001, by and among the parties hereto other than La Fayette and the La Fayette Agent (as heretofore amended, the "Existing Agreement" which, as amended hereby, is hereinafter referred to as the "Agreement").

         Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:




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                  1. Amendments to Existing Agreement. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement as follows:

                  1.1. The following definition in Annex A to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  "Scheduled Termination Date" means, as to each Liquidity Bank, the earlier to occur of April 21, 2004 and the date on which its Liquidity Commitment terminates in accordance with the Liquidity Agreement to which it is a party, in either of the foregoing cases, unless extended by agreement of such Liquidity Bank in accordance with
         Section 1.8.

                  1.2. Sections 10.1(f), (g) and (h) of the Existing Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

                  (f) The four-calendar month rolling average Contraction Ratio at any Cut-Off Date exceeds 9.00%.

                  (g) The three-calendar month rolling average Default Ratio at any Cut-Off Date exceeds 20.00%.

                  (h) The three-calendar month rolling average Missing Information Percentage at any Cut-Off Date exceeds 7.00%.

                  2. Representations.

                  2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

                  2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                  3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon (a) receipt by the Administrative Agent
(i) of a counterpart hereof duly executed by each of the parties hereto, and
(ii) confirmation from the La Fayette Agent that it has received the La Fayette Liquidity Agreement and that such agreement is in full force and effect, and (b) receipt by each Co-Agent of a fully-earned and non-refundable extension fee in the amount of $15,000 in immediately available funds.

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                  4. Miscellaneous.

                  4.1. Except as expressly amended hereby, the Existing Agreement and shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                  4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                  4.3. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                  4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                  4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                  4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                            [Signature pages follow]


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first above written.



                                    QUEST DIAGNOSTICS RECEIVABLES INC.


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:




                                    QUEST DIAGNOSTICS INCORPORATED


                                    By:
                                        ------------------------------------
                                         Name:
                                         Title:


                                       4





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                          WACHOVIA BANK, NATIONAL ASSOCIATION, INDIVIDUALLY, AS
                          ADMINISTRATIVE AGENT AND AS BLUE RIDGE AGENT


                          By:
                              ------------------------------------------------
                               Name:
                               Title:





                          BLUE RIDGE ASSET FUNDING CORPORATION

                          BY: WACHOVIA SECURITIES, LLC, ITS ATTORNEY-IN-FACT


                          By:
                              ------------------------------------------------
                               Name:
                               Title:

                          LA FAYETTE ASSET SECURITIZATION LLC

                          BY: LA FAYETTE MEMBER, INC., AS ITS SOLE MEMBER




                          By:
                              ------------------------------------------------
                               Name:  Anthony Brown
                               Title: Director




                          CREDIT LYONNAIS NEW YORK BRANCH, INDIVIDUALLY AND AS LA FAYETTE AGENT



                          By:
                              ------------------------------------------------
                               Name:  Anthony Brown
                               Title: Director


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